SECURITIES AND EXCHANGE COMMISSION



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 1, 2002


                             ASA INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


           Delaware                 0-14741                      02-0398205
           --------                 -------                      ----------
(State or other jurisdiction      (Commission                 (IRS Employer of
      of incorporation)            File Number)              Identification No.)


10 Speen Street, Framingham, Massachusetts                          01701
------------------------------------------                          -----
 (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number Including Area Code:  (508) 626-2727
                                                    --------------

Item 5.     Other Events

On December 1, 2002, ASA International Ltd. through a subsidiary completed the purchase of substantially all of the assets of PowerCerv. Under terms of the acquisition agreement, in addition to ASA assuming certain PowerCerv liabilities, ASA paid PowerCerv $500,000 cash ($100,000 of which had been advanced to PowerCerv as a loan) and issued a $90,000 note due in six months. The purchase price may be subject to certain post-closing adjustments. The closing of the transaction was completed after the approval of the transaction by the shareholders of PowerCerv.

A copy of the acquisition agreement was previously filed with the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002 and is incorporated herein by reference.


Item 7.      Financial Statement and Exhibits.

      (c)    Exhibit:

             2* Asset Purchase Agreement made and entered into as of October 1, 2002 by and among PCV Acquisition, Inc., PowerCerv Corporation, PowerCerv Technologies Corporation, and ASA International Ltd.




* Previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASA INTERNATIONAL LTD.
                                              (Registrant)



Date:  December 11, 2002                       By:/s/ Terrence C. McCarthy
                                                  ----------------------------
                                                  Terrence C. McCarthy
                                                  Vice President

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

2 * Asset Purchase Agreement made and entered into as of October 1, 2002 by and among PCV Acquisition, Inc., PowerCerv Corporation, PowerCerv Technologies Corporation, and ASA International Ltd.



* Previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002.